Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-E

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 6/17/02


Blended Coupon 5.3465%


Excess Protection Level
3 Month Average   7.53%
March, 2001   8.13%
February, 2001   7.49%
January, 2001   6.95%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.70%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,172,058,483.42